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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 10, 2004


                           SIGHT RESOURCE CORPORATION
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             (Exact name of registrant as specified in its charter)


            Delaware                     0-21068                  04-3181524
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)


      6725 Miami Avenue, Cincinnati, Ohio                           45243
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    (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (513) 527-9770
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          (Former name or former address, if changed since last report)



Item 5. Other Events and Regulation FD Disclosure

Donald L. Radcliff has been appointed as Chief Financial Officer of Sight Resource Corporation effective March 10, 2004. He succeeds Dale W. Fuller in that position. On March 12, 2004, the Registrant issued a press release announcing Mr. Radcliff's appointment as Chief Financial Officer. The text of this press release is included as Exhibit 99.1 to this Form 8-K.






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                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        SIGHT RESOURCE CORPORATION


Date: March 12, 2004                    By: /s/ Carene S. Kunkler
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                                            Carene S. Kunkler, President and
                                            Chief Executive Officer